UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2012

GTSI Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34871	54-1248422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2553 Dulles View Drive, #100

Herndon, Virginia 20171-5219

(Address of principal executive offices, zip code)

(703) 502-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 20, 2012, in connection with the Merger (as defined in Item 5.01 below) effected pursuant to the Agreement and Plan of Merger, dated as of May 7, 2012 (the “Merger Agreement”), by and among UNICOM Systems, Inc., a privately held California corporation (“Parent”), UNICOM SUB ONE, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Purchaser”) and GTSI Corp., a Delaware corporation (the “Company”), the Company notified The NASDAQ Stock Market (“NASDAQ”) of its intent to remove its common stock from listing on the NASDAQ Global Select Market and requested NASDAQ file a Notification of Removal from Listing and/or Registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist and deregister its shares of common stock (the “Shares”). The Company intends to file with the SEC a Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act. Trading of the Company’s Shares on the NASDAQ Global Select Market was suspended as of the closing of trading on June 21, 2012.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As previously disclosed, pursuant to the Merger Agreement, Purchaser commenced a cash tender offer on May 18, 2012 to acquire all of the Company’s Shares for a purchase price of $7.75 per share in cash (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 18, 2012, as amended and supplemented (the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with the Offer to Purchase, as amended and supplemented, constitute the “Offer”).

Following the expiration of the Offer on June 15, 2012 at 12:00 Midnight, New York City time, on June 18, 2012, Purchaser accepted (such time of acceptance, the “Acceptance Time”) for payment all 8,884,283 Shares (including 75,135 Shares tendered pursuant to the guaranteed delivery procedures set forth in the Offer to Purchase) validly tendered and not withdrawn prior to the expiration of the Offer according to the terms and conditions of the Offer. The tendered and purchased Shares represented approximately 91.516% of the outstanding Shares of the Company. Upon the acceptance of the Shares for payment tendered pursuant to the Offer as of the Acceptance Time, on June 18, 2012, a change of control of the Company occurred.

Following the consummation of the Offer, in accordance with the Merger Agreement, Purchaser was merged with and into the Company (the “Merger”) on June 20, 2012 in accordance with applicable provisions of Delaware law that authorize the completion of the Merger without a vote or meeting of stockholders of the Company. In connection with the Merger, each outstanding Share not tendered in the Offer (other than treasury Shares, Shares held by Parent, Purchaser or any of their subsidiaries or Shares held by stockholders who properly exercise appraisal rights under applicable provisions of Delaware law) was converted into the right to receive the Offer Price. Following the consummation of the Merger, the Company continued as the surviving corporation and a wholly-owned subsidiary of Parent.

The foregoing summary of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Form 8-K filed by the Company with the SEC on May 7, 2012.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, effective immediately prior to the effective time of the Merger, each of Lee Johnson, Steven Kelman, Ph.D., Barry L. Reisig, John M. Toups, Daniel R. Young, Joseph “Keith” Kellogg, Jr., Lloyd Griffiths, Linwood “Chip” Lacy, Jr., Thomas L. Hewitt and Sterling Phillips, Jr.

resigned from (i) the Board of Directors of the Company (the “Board”), (ii) all Board committees on which such directors served and (iii) the Board of Directors of the subsidiaries of the Company. As a result, Corry Hong, the director of Purchaser immediately prior to the effective time of the Merger, became the sole director of the Company. Each resigning director resigned pursuant to the provisions of the Merger Agreement and no director resigned from the Board because of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. Information about Mr. Hong was previously disclosed in the Information Statement comprising Annex I to the Company’s Solicitation/Recommendation on Schedule 14D-9 originally filed by the Company with the SEC on May 18, 2012 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, (i) at the effective time of the Merger, the certificate of incorporation of the Company was amended and restated (the “Amended and Restated Charter”) to be in substantially the form of Purchaser’s certificate of incorporation in effect immediately prior to the effective time of the Merger and (ii) the bylaws of the Company were amended and restated (the “Amended and Restated Bylaws”) to be substantially in the form of Purchaser’s bylaws in effect immediately prior to the effective time of the Merger.

Copies of the Amended and Restated Charter and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference in this Item 5.03.

Item 8.01 Other Events.

On June 21, 2012, the Company and Parent issued the joint press release attached hereto as Exhibit 99.1 announcing the completion of the Merger.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of GTSI Corp.

3.2	Amended and Restated By-laws of GTSI Corp.

99.1	Joint Press Release issued by GTSI Corp. and UNICOM Systems, Inc., dated June 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTSI Corp.

Date: June 22, 2012	By:	/s/ Peter Whitfield
		Name:	Peter Whitfield
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of GTSI Corp.

3.2	Amended and Restated By-laws of GTSI Corp.

99.1	Joint Press Release issued by GTSI Corp. and UNICOM Systems, Inc., dated June 21, 2012.

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